UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2009
                                                           -------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-51584                   04-3510455
-----------------------------      ------------------             ----------
(State or Other Jurisdiction)      (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


24 North Street, Pittsfield, Massachusetts                        01201
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (413) 443-5601
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
             ------------------------------------------------------------------
             Appointment of Certain Officers; Compensatory Arrangements of
             --------------------------------------------------------------
             Certain Officers.
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     On June 25,  2009,  John S. Millet  resigned  his  position as President of
Berkshire Insurance Group, Inc., a wholly owned subsidiary of Berkshire Hills Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Berkshire Hills Bancorp, Inc.



DATE:  June 30, 2009                    By:   /s/ Kevin P. Riley
                                              ----------------------------------
                                              Kevin P. Riley
                                              Executive Vice President and Chief
                                              Financial Officer